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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 18, 2003
                                                       -------------------


                         CONSUMERS FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)




         Pennsylvania                    0-2616                 23-1666392
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 (State or Other Jurisdiction   (Commission file Number)       (IRS Employer
       of Incorporation)                                    Identification No.)



   1525 Cedar Cliff Drive, Camp Hill, PA                            17011
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 (Address of Principal Executive Offices)                         (Zip Code)



        Registrant's telephone number, including area code (717) 730-6306
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Item 4.    Change in Registrant's Certifying Accountant.

The Current Report on Form 8-K filed by Consumers Financial Corporation (the "Registrant") on September 25, 2003 is hereby amended by adding the following sentence at the end of the second paragraph of Item 4:

In addition, from the end of the Registrant's most recent fiscal year through September 23, 2003, the date Marcum & Kliegman LLP was engaged as the new principal independent accountants, the Registrant did not consult Marcum & Kliegman LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by Marcum & Kliegman that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or event identified in response to paragraph (a)(1)(iv) of Item 304, as those terms are used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CONSUMERS FINANCIAL CORPORATION



                                By:    /s/ Donald J. Hommel
                                       --------------------
                                       Donald J. Hommel
                                       President, Chief Executive Officer and
                                       Chief Financial Officer





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